File Nos. 33-14294
                                                                     811-5160

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 16                                  [ X ]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 16                                                 [ X ]



                     (Check appropriate box or boxes.)

               DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on October 1, 1998 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

               DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                    Cover

  2           Synopsis                                      4

  3           Condensed Financial Information               5

  4           General Description of Registrant             7

  5           Management of the Fund                        12

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities            23

  7           Purchase of Securities Being Offered          13

  8           Redemption or Repurchase                      18

  9           Pending Legal Proceedings                     *

Items in
Part B of
Form N-1A
---------

  10          Cover Page                                    Cover

  11          Table of Contents                             Cover

  12          General Information and History               *

  13          Investment Objectives and Policies            B-2

  14          Management of the Fund                        B-14

  15          Control Persons and Principal                 B-18
              Holders of Securities

  16          Investment Advisory and Other                 B-18
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

               DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____

  17          Brokerage Allocation                           B-29

  18          Capital Stock and Other Securities             B-28

  19          Purchase, Redemption and Pricing               B-20, B-23
              of Securities Being Offered                    B-28

  20          Tax Status                                     *

  21          Underwriters                                   B-20

  22          Calculations of Performance Data               B-31

  23          Financial Statements                           B-34

Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-9

  30          Location of Accounts and Records               C-12

  31          Management Services                            C-12

  32          Undertakings                                   C-12

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.




______________________________________________________________________________

COMBINED PROSPECTUS                                            OCTOBER 1, 1998


                       DREYFUS NEW YORK TAX EXEMPT FUNDS
______________________________________________________________________________
        Each of Dreyfus New York Tax Exempt Money Market Fund, Dreyfus New York Tax Exempt Intermediate Bond Fund and Dreyfus New York Tax Exempt Bond Fund, Inc. (each, a "Fund" and collectively, the "Funds") is an open-end, non-diversified, management investment company, known as a mutual fund. The investment objective of each Fund is to provide you with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and, for the money market fund only, the maintenance of liquidity. Each Fund pursues its objective by investing in a portfolio of New York Municipal Obligations. The Funds differ in average portfolio maturity and quality, which in turn affects their level of income and degree of share price fluctuation.


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND (the "MONEY MARKET FUND") is a money market fund that seeks to maintain a stable share price of $1.00. AN INVESTMENT IN THE MONEY MARKET FUND iS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND (the "INTERMEDIATE BOND FUND") seeks to provide you with a higher level of tax-free income than the Money Market Fund, and greater price stability than the Bond Fund. The dollar-weighted average maturity of its portfolio ranges between three and ten years.


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. (the "BOND FUND") seeks to provide you with a higher level of tax-free income than the Intermediate Bond Fund. Its price per share should be expected to fluctuate more than the Intermediate Bond Fund's price per share. Its portfolio is not limited as to maturity.


        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER THREE INVESTMENT CHOICES IN ONE DOCUMENT.
        Each Fund provides free redemption checks, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using Dreyfus TELETRANSFER.
        The Dreyfus Corporation professionally manages each Fund's portfolio. This Prospectus sets forth concisely information about each Fund that you should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information, dated October 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds. For a free copy of the Statement of Additional Information, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. THE NET ASSET VALUE OF BOND MUTUAL FUNDS WILL FLUCTUATE FROM TIME TO
TIME.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                                  TABLE OF CONTENTS
                                                                       Page
            FEE TABLE...................................                4
            CONDENSED FINANCIAL INFORMATION.............                5
            PERFORMANCE INFORMATION.....................                6
            DESCRIPTION OF THE FUNDS....................                7
            MANAGEMENT OF THE FUNDS.....................               12
            HOW TO BUY SHARES...........................               13
            SHAREHOLDER SERVICES........................               16
            HOW TO REDEEM SHARES........................               18
            SERVICE PLAN AND SHAREHOLDER SERVICES PLANS.               21
            DIVIDENDS, DISTRIBUTIONS AND TAXES .........               22
            GENERAL INFORMATION.........................               24
            APPENDIX....................................               25




                           [Page 2]
[This Page Intentionally Left Blank]


                           [Page 3]


                                                         Fee Table
                                                                                       Money          Interm.
                                                                                       Market          Bond         Bond
                                                                                       Fund            Fund         Fund
                                                                                       ____           ______        ____
SHAREHOLDER TRANSACTION EXPENSES
    Redemption Fee* (as a percentage of amount redeemed)....................            None           1.00%        .10%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees.........................................................            .50%            .60%        .60%
    12b-1 Fees (distribution and servicing).................................            None            .25%        None
    Other Expenses .........................................................            .17%            .10%        .13%
    Total Fund Operating Expenses...........................................            .67%            .95%        .73%
  *                                                      Shares held for less
than 15 days may be subject to a redemption fee payable to the Fund. See "How to Redeem Shares."
EXAMPLE:
    You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) 5% annual return and (2) redemption at the end of each period:
                                                                                       Money          Interm.
                                                                                       Market          Bond         Bond
                                                                                       Fund            Fund         Fund
                                                                                       ____           ______        ___-
    1 YEAR .................................................................           $ 7             $ 10         $ 7
    3 YEARS ................................................................           $21             $ 30         $23
    5 YEARS ................................................................           $37             $ 53         $41
    10 YEARS ...............................................................           $83             $117         $91

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by a Fund, the payment of which will reduce investors' annual returns. Long-term investors in the INTERMEDIATE BOND FUND could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any waivers or expense reimbursement arrangement that may be in effect. Certain Service Agents (as defined below) may charge their clients directly for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares," "How to Redeem Shares" and, as applicable, "Service Plan and Sharehol der Services Plans."


                           [Page 4]
                     CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes and reports of independent auditors accompany the Statement of Additional Information, available upon request.
                         FINANCIAL HIGHLIGHTS
MONEY MARKET FUND _ Contained below is per share operating performance data for a share ofBeneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                   Year Ended May 31,
                       _________________________________________________________________________________________________________
PER SHARE DATA:         1989       1990       1991       1992       1993       1994       1995       1996       1997       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  beginning of
  year....              $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Investment Operations:
  Investment
  income-net....         .050       .052       .046       .032       .019       .017       .027       .030       .028       .029
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Distributions:
  Dividends from
  investment
  income-net...         (.050)     (.052)     (.046)     (.032)     (.019)     (.017)     (.027)     (.030)     (.028)     (.029)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  end of year..         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
TOTAL INVESTMENT
RETURN.........          5.10%      5.35%      4.68%      3.26%      1.87%      1.69%      2.76%      3.05%      2.83%      2.97%
RATIOS / SUPPLEMENTALDATA:
  Ratio of expenses to
  average net assets..    .58%       .64%       .61%       .64%       .67%       .68%       .68%       .64%      .68%        .67%
  Ratio of net
  investment income
  to average net
  assets.........        5.00%      5.21%      4.59%      3.22%      1.86%      1.68%      2.71%      3.00%      2.79%      2.93%
  Decrease reflected
  in above expense
  ratios due to
  undertakings by
  The Dreyfus
  Corporation.......      .03%       ._         ._         ._         ._         ._         ._         ._         ._         ._
  Net Assets, end of
  year (000's
  omitted).....      $444,491   $539,472   $478,040   $418,763   $379,816   $343,964   $317,840   $298,768   $291,529   $281,274


INTERMEDIATE BOND FUND _ Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                   Year Ended May 31,
                       _________________________________________________________________________________________________________
PER SHARE DATA:         1989       1990       1991       1992       1993       1994       1995       1996       1997       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  beginning of year... $16.19     $16.53     $16.41     $16.73     $17.22     $18.06     $17.71     $18.05     $17.83     $18.06
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Investment Operations:
  Investment
  income-net.....        1.10       1.11       1.07       1.01        .94        .88        .86        .85        .83        .82
  Net realized and
  unrealized gain (loss)
  on investments....      .34       (.12)       .38        .57        .94       (.31)       .34       (.22)       .41        .65
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Total from Investment
  Operations...          1.44        .99       1.45       1.58       1.88        .57       1.20        .63       1.24       1.47
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Distributions:
  Dividends from
  investment
  income-net..          (1.10)     (1.11)     (1.07)     (1.01)      (.93)      (.89)      (.86)      (.85)      (.83)      (.82)
  Dividends from net
  realized gain
  on investments...       ._         ._        (.06)      (.08)      (.11)      (.03)       ._         ._        (.18)      (.09)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  TOTAL
  DISTRIBUTIONS....     (1.10)     (1.11)     (1.13)     (1.09)     (1.04)      (.92)      (.86)      (.85)     (1.01)      (.91)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  end of year..        $16.53     $16.41     $16.73     $17.22     $18.06     $17.71     $18.05     $17.83     $18.06     $18.62
                       ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT
RETURN....... .          9.25%      6.19%      9.13%      9.72%     11.22%      3.11%      7.04%      3.52%      7.12%      8.25%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses
  to average net
  assets....              .24%       .30%       .60%       .85%       .85%       .89%       .96%       .84%       .80%       .80%
  Ratio of net
  investment income
  to average net
  assets.......          6.80%      6.75%      6.48%      5.95%      5.25%      4.81%      4.91%      4.69%      4.64%      4.44%
  Decrease reflected
  in above expense ratios
  due to undertakings by
  The Dreyfus
  Corporation....        1.10%       .84%       .44%       .18%       .15%       .08%       ._         .12%       .16%       .15%
  Portfolio Turnover
  Rate.......            6.99%     37.97%     56.43%     28.51%     17.05%     20.19%     29.78%     47.48%     45.29%     42.40%
  Net Assets, end
  of year (000's
  omitted)....        $57,918    $93,572   $112,868   $173,835   $318,139   $392,143   $359,199   $365,148   $357,530   $365,481






                           [Page 5]
BOND FUND _ Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




                                                                   Year Ended May 31,
                       _________________________________________________________________________________________________________
PER SHARE DATA:         1989       1990       1991       1992       1993       1994       1995       1996       1997       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  beginning of year..  $14.41     $14.92     $14.65     $14.89     $15.36     $16.06     $15.06     $15.19     $14.64     $14.97
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Investment Operations:
  Investment
  income-net.....        1.08       1.06       1.04       1.01        .95        .88        .84        .79        .76        .75
  Net realized and
  unrealized gain (loss)
  on investments...       .51       (.27)       .24        .47        .92       (.62)       .23       (.51)       .41        .63
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Total from Investment
  Operations...          1.59        .79       1.28       1.48       1.87        .26       1.07        .28       1.17       1.38
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Distributions:
  Dividends from
  investment
  income-net..          (1.08)     (1.06)     (1.04)     (1.01)      (.95)      (.89)      (.84)      (.79)      (.76)      (.74)
  Dividends from net realized
  gain on investments..........            ._    ._      ._    ._  (.22)    (.37)(.08)      (.04)(.08)    (.14)
  Dividends in excess
  of net realized gain
  on investments...       ._         ._         ._         ._         ._         ._        (.02)       ._         ._         ._
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  TOTAL
  DISTRIBUTIONS..       (1.08)     (1.06)     (1.04)     (1.01)     (1.17)     (1.26)      (.94)      (.83)      (.84)      (.88)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______     ______
  Net asset value,
  end of year..        $14.92     $14.65     $14.89     $15.36     $16.06     $15.06     $15.19     $14.64     $14.97     $15.47
                       ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT
RETURN.......           11.39%      5.43%      9.06%     10.23%     12.63%      1.42%      7.55%      1.84%      8.14%      9.36%
RATIOS / SUPPLEMENTALDATA:
  Ratio of expenses
  to average net
  assets....              .69%       .70%       .70%       .69%       .70%       .71%       .72%       .71%       .74%       .73%
  Ratio of net investment
  income to average net
  assets........         7.34%      7.12%      7.08%      6.69%      6.03%      5.49%      5.70%      5.24%      5.10%      4.86%
  Portfolio Turnover
  Rate......            37.83%     31.22%     26.19%     40.05%     51.20%     35.66%     49.03%     81.93%     74.46%     35.86%
  Net Assets, end of
  year (000's
   omitted)....    $1,643,808 $1,681,206 $1,752,334 $1,897,988 $2,098,253 $1,941,233 $1,879,197 $1,698,678 $1,702,686 $1,672,193



INTERMEDIATE BOND FUND AND BOND FUND ONLY _ Further information about the performance of each of the INTERMEDIATE BOND FUND and BOND FUND (collectively, the "LONGER TERM FUNDS") is contained in each Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                        PERFORMANCE INFORMATION
MONEY MARKET FUND _ From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield as described above.
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                           [Page 6]
LONGER TERM FUNDS _ For purposes of advertising, performance of the Funds may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
        Current yield of a Fund refers to its annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of a Fund's current yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."
        Tax equivalent yield is also calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.
        Average annual total return for each Fund is calculated pursuant to a standardized formula which assumes that an investment in such Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include its average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Comparative performance information may be used from time to time in advertising or marketing shares of the Funds, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
ALL FUNDS _ Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                             DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide you with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and, for the MONEY MARKET FUND only, the maintenance of liquidity. Each Fund invests primarily in the debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by any Fund, such Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State
                           [Page 7]
and New York City, income tax. The MONEY MARKET FUND invests primarily in high-quality, short-term instruments. These securities may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. The dollar-weighted average maturity of the INTERMEDIATE BOND FUND'S portfolio ranges between three and ten years. The BOND FUND invests without regard to maturity. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of its outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved.
MUNICIPAL OBLIGATIONS
        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. The LONGER TERM FUNDS may purchase Municipal Obligations with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations purchased by the LONGER TERM FUNDS are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
MANAGEMENT POLICIES
        It is a fundamental policy of each Fund that it will invest at least 80% of the value of its respective net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Additionally, each LONGER TERM FUND will invest at least 65% of the value of its net assets (except when maintaining a temporary defensive position) in bonds, debentures and other debt instruments. Generally, at least 65% of the value of each Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities that are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Investment Considerations and Risks_Investing in New York Municipal Obligations" below, and "Dividends, Distributions and Taxes."


        MONEY MARKET FUND _ The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument
                           [Page 8]
was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by its Board. The nationally recognized statistical rating organizations currently rating investments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch IBCA, Inc. ("Fitch") and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Since the Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. See "Investment Considerations and Risks_Investing in New York Municipal Obligations" below.


        LONGER TERM FUNDS _ At least 80% of the value of each Longer Term Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's or BBB by S&P or Fitch. Each Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Although there is no current intention of doing so, each Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks_Lower Rated Bonds" below for a further discussion of certain risks. Each Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which such Fund may invest; for purposes of the 80% requirement described above, such unrated securities shall be deemed to have the rating so determined. Each Fund also may invest in Taxable Investments of the quality described below under "Appendix_Certain Portfolio Securities_Taxable Investments."


        The annual portfolio turnover rate for each Longer Term Fund for the current fiscal year is not expected to exceed 100%. The Longer Term Funds may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. Use of certain of these techniques may give rise to taxable income. See "Dividends, Distributions and Taxes." For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.


        ALL FUNDS _ From time to time, a Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. No Fund
                           [Page 9]
will invest more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a LONGER TERM FUND, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a LONGER TERM FUND portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The MONEY MARKET FUND seeks to maintain a stable $1.00 share price, while the net asset value of each LONGER TERM FUND generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which the LONGER TERM FUNDS invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS _ You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during recent fiscal years. For its fiscal year periods 1993 through 1997, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. The State completed its 1996-97 fiscal year in balance on a cash basis with a General Fund cash surplus of approximately
$1.4 billion. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baal its ratings of certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered from A to A- its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. S&P also lowered its ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees. In February 1991, Moody's lowered its rating of New York City's general obligation bonds from A to Baal. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City and economic uncertainties in the region. In March
1998, Moody's changed its rating on New York City's general obligation bonds from Baa to A3.


                           [Page 10]

You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


INVESTING IN MUNICIPAL OBLIGATIONS _ Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to funds that do not follow this practice.
        Certain municipal lease/purchase obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Funds and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein. ZERO COUPON SECURITIES (LONGER TERM FUNDS) _ Each of these Funds may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
LOWER RATED BONDS (LONGER TERM FUNDS) _ Each of these Funds may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."
USE OF DERIVATIVES (LONGER TERM FUNDS) _ Each of these Funds may invest in, or enter into, derivatives ("Derivatives"), such as options and futures. These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain mar
                           [Page 11]
ket conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below, and "Investment Objective and Management Policies _ Management Policies _ Derivatives"in the Statement of Additional Information.
NON-DIVERSIFIED STATUS _ The classification of each Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                          MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the investment adviser to each Fund. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 31, 1998, The Dreyfus Corporation managed or administered approximately $105 billion in assets for approximately 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the affairs of each Fund under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board, in accordance with Massachusetts law, with respect to the MONEY MARKET FUND and INTERMEDIATE BOND FUND, or Maryland law, with respect to the BOND FUND. The primary portfolio manager of the INTERMEDIATE BOND FUND is Monica S. Wieboldt. She has held that position since May 1987 and has been employed by The Dreyfus Corporation since 1983. The primary portfolio manager of the Bond Fund is Samuel J. Weinstock. He has held that position since May 1997 and has been employed by The Dreyfus Corporation since 1987. Each of these Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for each Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides
                           [Page 12]
a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $350 billion in assets as of June 30, 1998, including approximately $125 billion in proprietary mutual fund assets. As of June 30, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.791 trillion in assets, including approximately $54 billion in mutual fund assets.


        Under the terms of the respective Management Agreement, the MONEY MARKET FUND and each LONGER TERM FUND have agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% and .60 of 1%, respectively, of the value of such Fund's average daily net assets. For the fiscal year ended May 31, 1998, the MONEY MARKET FUND, INTERMEDIATE BOND FUND and BOND FUND paid The Dreyfus Corporation a monthly management fee at the annual rate of .50 of 1%, .45 of 1% and .60 of 1%, respectively, of the value of such Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's expense ratio and increasing yield to investors. No Fund will pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will a Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation or its affiliates as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ Each Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Transfer and Dividend Disbursing Agent (the "Transfer Agent") for each Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, is Custodian for each Fund.
                          HOW TO BUY SHARES

        Fund shares are sold through the Distributor or certain financial institutions, securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") that have entered into service agreements with the Distributor. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that any Fund be used as a vehicle for Keogh, IRA or other qualified plans. Each Fund reserves the right to reject any purchase order. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions."


        The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in a Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees
                           [Page 13]
of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of a Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA #8900052007/DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND; or DDA #8900052236/DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND; or DDA #8900052422/DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.), for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Other purchase procedures may be in effect for clients of certain Service Agents. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration, and your Fund account number PRECEDED BY THE DIGITS "1111."


        Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by
                           [Page 14]
applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


        Shares of the MONEY MARKET FUND are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive order on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.


        The MONEY MARKET FUND'S net asset value per share is determined as of 12:00 Noon, New York time, on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the MONEY MARKET FUND'S net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        If your payments into the MONEY MARKET FUND are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.
        Qualified institutions may telephone orders for purchase of MONEY MARKET FUND shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.

        Shares of each LONGER TERM FUND are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Each LONGER TERM FUND'S net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining the net asset value of each LONGER TERM FUND, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the specific Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The investments of each LONGER
TERM FUND are valued by an independent pricing service approved by such Fund's Board, and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board. For further information regarding the methods employed in valuing each LONGER TERM FUND'S investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

        Federal regulations require that you provide a certified TIN upon opening or reopening a Fund account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only
                           [Page 15]
a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                           SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to shareholders who are clients of certain Service Agents, and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

FUND EXCHANGES _ You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. If you are calling from overseas, call 516-794-5452.


        To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, or by oral request from any of the authorized signatories on the account. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling one of the telephone numbers set forth above. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge its shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject
                           [Page 16]
any exchange request in whole or in part. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions." The availability of Fund Exchanges may be modified or terminated by each Fund at any time upon notice to its shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by your Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Each Fund may charge a service fee for this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE _ Dreyfus Government Direct Deposit Privilege enables you to purchase shares of a Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Each Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN _ Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the
                           [Page 17]
Distributor, The Dreyfus Corporation, the relevant Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund may modify or terminate this Program at any time.
Dreyfus Dividend Options _ Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt of notification. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. Each Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN _ The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. The
Automatic Withdrawal Plan may be ended at any time by you, your Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                            HOW TO REDEEM SHARES
GENERAL

        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the
                           [Page 18]
shares at the next determined net asset value. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions."


        The INTERMEDIATE BOND FUND and the BOND FUND will deduct a redemption fee equal to 1% and .10%, respectively, of the net asset value of Fund shares redeemed or exchanged less than 15 days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones you have held the longest. No redemption fee will be charged upon the redemption of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) acquired through the reinvestment of dividends or distributions, or (4) through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or terminated at any time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.
        Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, A FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Check Redemption Privilege or Telephone Redemption Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Check Redemption Privilege and Telephone Redemption
Privilege may be established for an existing account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the

                           [Page 19]
necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of a Selected Dealer, you may redeem INTERMEDIATE BOND FUND shares through the Selected Dealer. Other redemption procedures may be in effect for clients or certain Service Agents. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

          The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a LONGER TERM FUND'S net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by the individual shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information." Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of a LONGER TERM FUND'S shares should be considered in determining the amount of any check drawn on such LONGER TERM FUND'S account. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your
                           [Page 20]
Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any LONGER TERM FUND account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on a LONGER TERM FUND account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. The Check Redemption Privilege is granted automatically unless you refuse it.


WIRE REDEMPTION PRIVILEGE _ You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
REDEMPTION THROUGH A SELECTED DEALER _ If you are a shareholder of the INTERMEDIATE BOND FUND and a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
              SERVICE PLAN AND SHAREHOLDER SERVICES PLANS
INTERMEDIATE BOND FUND _ Under the Service Plan, adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund (a)reimburses the Distributor for payments to certain Service Agents for distributing Fund shares and servicing shareholder accounts ("Servicing") and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of Fund
                           [Page 21]
shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
        The Fund also bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund bears
(a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes, and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005 of 1% of the value of its average daily net assets for such fiscal year.

MONEY MARKET FUND AND BOND FUND _ Each of these Funds has adopted a separate Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of such Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Earnings for Saturdays, Sundays and holidays for the MONEY MARKET FUNDS are declared as dividends on the preceding business day and for the LONGER TERM FUNDS are declared on the next business day. With respect to the LONGER TERM FUNDS, Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day (calendar day in the case of the MONEY MARKET FUND) of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, each Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distributions or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

        Except for dividends from Taxable Investments, each Fund anticipates that substantially all dividends paid by it will not be subject to Federal, New York State or New York City personal income taxes. To the extent investors are obligated to pay state or local taxes outside of New York State and New York City, dividends earned by an investment in a Fund may represent taxable income. Dividends
                           [Page 22]
derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by a Fund are subject to Federal income tax as ordinary income whether or not reinvested in additional shares. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of each Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix _ Investment Techniques" also will be subject to Federal income tax. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.


        Although all or a substantial portion of the dividends paid by a Fund may be excluded by shareholders from their gross income for Federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Fund purchases such securities, the portion of its dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Fund. If a Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require that each Fund withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains of the Fund and, in the case of a LONGER TERM FUND, the proceeds of a redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of each Fund believes the Fund has qualified for the fiscal year ended May 31, 1998 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its respective shareholders. Such qualification relieves a Fund of
                           [Page 23]
any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          GENERAL INFORMATION

The MONEY MARKET FUND and INTERMEDIATE BOND FUND each were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts, pursuant to a separate Agreement and Declaration of Trust (collectively, the "Trust Agreements"), each dated February 16, 1987. The MONEY MARKET FUND commenced operations on June 9, 1987, and the INTERMEDIATE BOND FUND commenced operations on June 12, 1987. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Bond Fund was incorporated under Maryland law on April 26, 1983, and commenced operations on July 26, 1983. The Bond Fund is authorized to issue 300 million shares of Common Stock, par value $.01 per share. Each share of each Fund has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for each Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Bond Fund, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


ALL FUNDS. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this single combined Prospectus.
        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.
        Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call 516-794-5452.

                           [Page 24]
                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each LONGER TERM FUND is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each LONGER TERM FUND currently intends to, and the MONEY MARKET FUND may, borrow money only for temporary or emergency (not leveraging)purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, such Fund will not make any additional investments.



USE OF DERIVATIVES (LONGER TERM FUNDS) _ Each of these Funds may invest in, or enter into, Derivatives, such as futures and options. These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If a Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower such Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although neither Fund will be a commodity pool, certain Derivatives subject each of these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. Each of these Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, neither Fund may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        Each of these Funds may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each of these Funds may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, each Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, such Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES (LONGER TERM FUNDS) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest
                           [Page 25]
on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund.


FORWARD COMMITMENTS _ Each Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


CERTAIN PORTFOLIO SECURITIES
CERTAIN TAX EXEMPT OBLIGATIONS _ Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals which for the MONEY MARKET FUND will not exceed 13 months, and in each case will be upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS _ Each Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest and, in the case of the MONEY MARKET FUND, will have remaining maturities of 13 months or less. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the respective Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities.
For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

                           [Page 26]
TENDER OPTION BONDS _ Each Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.
CUSTODIAL RECEIPTS (LONGER TERM FUNDS) _ Each of these Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each of these Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. STAND-BY COMMITMENTS _ Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The LONGER TERM FUNDS also may acquire call options on specific Municipal Obligations. A LONGER
                           [Page 27]
TERM FUND generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a LONGER TERM FUND of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.
ZERO COUPON SECURITIES (LONGER TERM FUNDS) _ Each of these Funds may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Each of these Funds may invest up to 5% of its assets in zero coupon bonds which are rated below investment grade. ILLIQUID SECURITIES _ Each Fund may invest up to 15% (10% in the case of the MONEY MARKET FUND) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
TAXABLE INVESTMENTS _ From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the MONEY MARKET FUND purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 relating to purchases of taxable instruments. When a Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of its net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information to which reference hereby is made.
Ratings (LONGER TERM FUNDS) _ Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments

                           [Page 28]
may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. A Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.


ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. The following information applies to the INTERMEDIATE BOND FUND and BOND FUND only. Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. Each Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.




                           [Page 29]


        During times of drastic economic or market conditions, each Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. AS TO EACH FUND, THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                           [Page 30]
[This Page Intentionally Left Blank]
                           [Page 31]
New York
Tax Exempt Funds

    Combined Prospectus for
*  Dreyfus New YorkTax Exempt
    Money Market Fund
*  Dreyfus New York Tax Exempt
    Intermediate Bond Fund
*  Dreyfus New York Tax Exempt
    Bond Fund, Inc.
Copy Rights 1998 Dreyfus Service Corporation
                                                                    NYTEFP1098



________________________________________________________________________________


                      DREYFUS NEW YORK TAX EXEMPT FUNDS
                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                     FOR
                DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
             DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
                 DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.


                                 OCTOBER 1, 1998

________________________________________________________________________________


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Combined Prospectus of Dreyfus New York Tax Exempt Money Market Fund (the "Money Market Fund"), Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Intermediate Bond Fund"), and Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Bond Fund") (collectively, the "Funds"), dated October 1, 1998, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City - Call 1-718-895-1206
               Outside the U.S. - Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been prepared for your convenience to provide you the opportunity to consider three investment choices in one document.

                       TABLE OF CONTENTS                    Page


Investment Objective and Management Policies............... B-2
Management of the Funds.................................... B-14
Management Agreements...................................... B-18
Purchase of Shares......................................... B-20
Service Plan and Shareholder Services Plans................ B-21
Redemption of Shares....................................... B-23
Shareholder Services....................................... B-25
Determination of Net Asset Value........................... B-28
Portfolio Transactions..................................... B-29
Dividends, Distributions and Taxes......................... B-29
Performance Information.................................... B-31
Information About the Funds................................ B-33
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors...................... B-34
Financial Statements and Reports of Independent Auditors... B-34
Appendix A................................................. B-35
Appendix B................................................. B-48



                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

    The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities


    Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended May 31, 1998, computed on a monthly basis, for each Fund was as follows:




                       Moody's            Standard &
                       Investors          Poor's                 Percentage of Value
Fitch IBCA,            Service, Inc.      Ratings Group    Money          Intermediate
Inc. ("Fitch")   or    ("Moody's")    or  ("S&P")          Market Fund    Bond Fund     Bond Fund
_____________          _____________      _____________    ___________    ____________  _________
AAA                     Aaa               AAA              .9%            33.5%         27.2%
AA                      Aa                AA               N/A            15.9%         18.0%
A                       A                 A                N/A            28.7%         35.9%
BBB                     Baa               BBB              N/A            18.4%         14.5%
BB                      Ba                BB               N/A               -            .9%
F-1                     VMIG1/MIG1,P-1    SP-1,A-1         93.2%           1.4%*         3.0%*
F-2                     VMIG2/MIG2,P-2    SP-2,A-2          -               N/A           N/A
Not Rated               Not Rated         Not Rated        5.9%**          2.1%***        .5%****
                                                         100.0%          100.0%        100.0%
                                                         =====           ======        ======


__________________________
*     Includes notes rated within the highest grades by Moody's, S&P or Fitch, which, together with Municipal Obligations rated Baa/BBB, are taken into account at the time of a purchase to ensure that the portfolios of the
      Intermediate Bond Fund and Bond Fund (collectively, the "Longer Term
      Funds") meet the 80% minimum quality standard discussed in the Prospectus.

** Includes securities comprising 5.9% of the Money Market Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated MIG1.


*** Includes securities comprising 2.1% of the Intermediate Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:
      Aaa/AAA  (.5%) and Baa/BBB (1.6%).

**** Includes securities comprising.5% of the Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rates Baa/BBB.



    The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

    Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligation plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

    The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, including fees paid under a Service Plan or Shareholder Services Plan, will have the effect of reducing the yield to investors in that Fund.

    Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not normally associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Money Market Fund will invest only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Money Market Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. With regard to the Longer Term Funds, determination as to the liquidity of such securities is made in accordance with guidelines established by each Fund's Board. Pursuant to such guidelines, each Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, each Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.
No Fund will invest more than 15% (10% in the case of the Money Market Fund) of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See each Fund's "Investment Restriction No. 11" below.

    The Money Market Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Money Market Fund otherwise will comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Money Market Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Money Market Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable.

    Each Fund will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for such Fund. Based on the tender option bond agreement, each Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

    Ratings of Municipal Obligations. If, subsequent to being purchased by the Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Money Market Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Money Market Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause
(b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions. Subsequent to being purchased by the Longer Term Funds, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require the sale of such Municipal Obligations by a Longer Term Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations.

    To the extent the ratings by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

    Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

    Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

    Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

    Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

    In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

    Derivatives. (Longer Term Funds only) Each of these Funds may invest in, or enter into Derivatives (as defined in the Funds' Combined Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

    Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. Each of these Funds may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

    Successful use of futures by each of these Funds also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.
    Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Funds may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each of these Funds may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each of these Funds may purchase and write (i.e., sell) call or put options with respect to specific securities and interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

    There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

    Successful use of options by these Funds will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Funds may incur losses.

    Future Developments. (Longer Term Funds only) Each of these Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Funds' Combined Prospectus or this Statement of Additional Information.

    Lending Portfolio Securities. (Longer Term Funds only) In connection with its securities lending transactions, each of these Funds may return to the borrower or a third party which is unaffiliated with the Funds, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.

    The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

    Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issued deficit notes during the fiscal periods 1989 through 1992. For its fiscal year periods 1993 through 1997, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. The State completed its 1996-97 fiscal year in balance on a cash basis with a General Fund cash surplus of approximately $1.4 billion. In January 1992, Moody's lowered from A to Baa1 its ratings of certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered from A to A- ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. S&P also lowered its ratings of various agency debts, State moral obligations, contractual obligations, lease purchase obligations and State guarantees. In February 1991, Moody's lowered its rating of New York City's general obligation bonds from A to Baa1. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. In March 1998, Moody's changed its rating on New York City's general obligation bonds from Baa1 to A3. Investors should review "Appendix A" which more fully sets forth these and other risk factors.


    Lower Rated Bonds. This section applies only to the Longer Term Funds. Lower rated bonds as described herein are not eligible investments for the Money Market Fund. Each Longer Term Fund is permitted to invest in securities rated Ba by Moody's or BB by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Funds-- Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

    Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

    Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

    Each of these Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Fund has any arrangements with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

    The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which each of these Funds may invest up to 5% of its respective total assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

    Money Market Fund. The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings of the Money Market Fund exceed 5% of the value of the Money Market Fund's total assets, it will not make any additional investments.

     3.  Sell securities short or purchase securities on margin.

     4. Underwrite the securities of other issuers, except that the Money Market Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     8. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

    11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

    Intermediate Bond Fund and Bond Fund. Each of these Funds has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed, as to a Fund, by vote of a majority of such Fund's Board members at any time. Neither of these Funds may:

    1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

    3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

    4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

    5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

    6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

    7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

    8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Prospectus.

    9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

   10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

   11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

   12.    Invest in companies for the purpose of exercising control.

     All Funds - For purposes of Investment Restriction No. 7 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the Longer Term Funds, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Each Fund may make commitments more restrictive than the respective restrictions listed above so as to permit the sale of such Fund's shares in certain states. Should any Fund determine that a commitment is no longer in the best interest of such Fund and its shareholders, it reserves the right to revoke the commitment by terminating the sale of its shares in the state involved.

                           MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Funds


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, and Career Blazers Inc. (formerly Staffing Resources Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.



DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 62 years old and his address is Box 654, Eastham, Massachusetts 02642.


SAMUEL CHASE, Board Member.  From 1982 to 1996, President of Samuel Chase &
     Company, Ltd., an economic consulting firm. He is 66 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.


GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 57 years old and his address is 241 Central Park West, New York, New York 10023.


JONI EVANS, Board Member.  Senior Vice President of the William Morris
     Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House, Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House--Adult Trade Division; and from 1985 to 1987, President of Simon & Schuster--Trade Division. She is 56 years old and her address is 1325 Avenue of the Americas, 16th Floor, New York, New York 10019.


ARNOLD S. HIATT, Board Member.  Chairman of the Stride Rite Foundation.
     From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multidivisional footwear manufacturing and retailing company. Mr. Hiatt is also a Director of the Cabot Corporation. He is 71 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.






BURTON N. WALLACK, Board Member.  President and co-owner of Wallack
     Management Company, a real estate management company managing real estate in the New York City area. He is 48 years old and his address is 18 East 64th Street, Suite 3D, New York, New York 10021.


     For so long as the Service Plan of the Intermediate Bond Fund, or the Shareholder Services Plan of the Money Market Fund or Bond Fund, respectively, described in the section captioned "Service Plan and Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of such Fund.

     Ordinarily, meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund for the fiscal year ended May 31, 1998, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, were as follows:





                                                                        Total Compensation
                                                                        From Funds and
Name of Board                                                           Fund Complex
Member                       Aggregate Compensation From Fund*          Paid to Board Member
_____________                ________________________________           ___________________
                            Money Market    Interm. Bond     Bond
                               Fund             Fund         Fund
                            ____________    ____________     ____
Joseph S. DiMartino             $3,438        $6,250        $8,750       $597,128 (94)

David W. Burke                  $2,750        $5,000        $7,000       $239,000 (52)

Samuel Chase                    $2,750        $5,000        $7,000       $ 55,000 (13)

Gordon J. Davis                 $2,750        $5,000        $7,000       $ 97,375 (24)

Joni Evans                      $2,750        $5,000        $7,000       $ 51,750 (13)

Arnold S. Hiatt                 $2,500        $4,500        $6,500       $ 53,750 (13)

David J. Mahoney**              $1,500        $2,500        $4,500       $ 53,000 (13)

Burton N. Wallack               $2,750        $5,000        $7,000       $ 55,000 (13)

_____________________
*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $890, $1,056 and $3,712 for the Money Market Fund,
     Intermediate Bond Fund and Bond Fund, respectively, for all Board members as a group.

**   Mr. Mahoney resigned as a Board member each Fund effective December 31,
     1997.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 41 years old.


MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.


MICHAEL S. PETRUCELLI, Vice President, Assistant Treasurer and Assistant
     Secretary. Senior Vice President of Funds Distributor, Inc., and an officer of certain other investment companies advised or administered
     by the Manager.   From December 1989 through November 1996, he was
     employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 37 years old.


STEPHANIE D. PIERCE, Vice President, Assistant Treasurer and Assistant
     Secretary. Vice President and Client Development Manager of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. She is 30 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 34 years old.


GEORGE A. RIO, Vice President and Assistant Treasurer.  Executive Vice
     President and Client Service Director of Funds Distributor Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is 43 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.


ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 36 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Each Fund's Board members and officers, as a group, owned less than 1% of such Fund's shares outstanding as of September 18, 1998.


     The following shareholder is known by the Fund to own of record 5% or more of the Intermediate Bond Fund's shares of beneficial interest outstanding on September 18, 1998: Charles Schwab & Co. Inc., Attention Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 (6.813%).


                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds."

     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") with each Fund dated August 24, 1994. As to each Fund, its Agreement is subject to annual approval by (i) the Fund's Board, or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance of the Agreement also is approved by a majority of such Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was approved by shareholders on August 2, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on April 15, 1998. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of its shares, or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President ; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Services; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controlloer; James Bitetto, Assistant Secretary; Steve F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. Each Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of a Fund are borne by that Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and distribution to existing shareholders, and any extraordinary expenses. Pursuant to the Service Plan of the Intermediate Bond Fund, such Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts. Pursuant to separate Shareholder Services Plans, the Money Market Fund and Bond Fund bear certain allocated expenses for shareholder servicing. See "Service Plan and Shareholder Services Plans."

     As compensation for the Manager's services, the Money Market Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. As compensation for the Manager's services, each Longer Term Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of its average daily net assets. All fees and expenses for each Fund are accrued daily and deducted before the declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each of the last three fiscal years of the Funds:


                 Amount Payable by     Amount Payable
Fiscal Year      Money Market          by Intermediate     Amount Payable by
Ended May 31,    Fund                  Bond Fund           Bond Fund
_____________    __________________    _______________     _________________

  1998             $ 1,470,427          $2,175,985*         $10,080,981**
  1997             $ 1,487,343          $2,167,648*         $10,336,018
  1996             $ 1,564,732          $2,194,411*         $10,848,601

-------------------
* The management fees payable were reduced by $47,047 for fiscal 1998, $574,292 for fiscal 1997 and $444,048 for fiscal 1996, resulting in net management fees paid in the amounts of $1,628,938, $1,593,356 and $1,750, 363, respectively, for such periods pursuant to undertakings by the manager then in effect.

** The management fee payable was reduced by $78,731 for fiscal 1998, resulting in a net management fee paid in the amount of $10,002,250 for such period an pursuant to undertaking by the Manager then in effect.



     The Manager has agreed that if, in any fiscal year, a Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager by a Fund is not subject to reduction as the value of such Fund's net assets increase.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to separate agreements, each of which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's particular Fund account on the Transfer Agent's next business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund Account on the second business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Using Federal Funds.  The following information is applicable only to
shares of the Money Market Fund.   The Transfer Agent or the Fund may
attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Reopening an Account. An investor may reopen an account in any of the Funds with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 SERVICE PLAN AND SHAREHOLDER SERVICES PLANS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Service Plan and Shareholder Services Plans."

     The Intermediate Bond Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act and the Money Market Fund and Bond Fund have adopted separate Shareholder Services Plans.

     Service Plan (Intermediate Bond Fund only) Rule l2b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Fund (a) reimburses the Distributor for payments to certain financial institutions (which may include banks), securities dealers and other financial industry professionals (collectively, "Service Agents") for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation and any affiliates of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing. The Fund's Board believes that there is a reasonable likelihood that the Service Plan adopted will benefit the Fund and its shareholders.


     A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan was last so approved at a meeting held on April 15, 1998. The Service Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of the holders of a majority of such Fund's shares. Any service agreement is terminable without penalty, at any time, by such vote of the Board members or, upon not more than 60 days' written notice to the Service Agent, by vote of the holders of a majority of Fund's shares, or, upon 15 days' notice, by the Distributor. A service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



     For the fiscal year ended May 31, 1998, the total amount payable by the Fund was $909,684, of which $42,257 was paid to the Distributor as reimbursement for payments made by the Distributor to Service Agents for distributing Fund shares, $864,403, was paid to Dreyfus for advertising and marketing and Servicing , and $3,024 was payable by the Fund for preparing, printing and distributing prospectuses and statements of additional information and for costs associated with implementing and operating the Service Plan.


     Shareholder Services Plans. (Money Market Fund and Bond Fund only) Each of these Funds have adopted a separate Shareholder Services Plan, pursuant to which each Fund reimburses Dreyfus Service Corporation for certain allocated expenses for the provision of certain services to such Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the respective Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan was last so approved on October 15 1997. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan.


     For the fiscal year ended May 31, 1998, the Money Market Fund paid $208,612, and the Bond Fund paid $1,128,668, pursuant to the Fund's Shareholder Services Plan.



                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Redeem Shares."


     Redemption Fee. (Longer Term Funds only) The Intermediate Bond Fund and Bond Fund will deduct a redemption fee equal to 1% and .10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 15 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 1998, the Bond Fund deducted $197,108 in redemption fees. No amounts were deducted by the Intermediate Bond Fund over this same period.


     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.


     Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless the investor specifically refuses the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor or the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Money Market Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise the Money Market Fund will initiate payment on the next business day. The Longer Term Funds ordinarily will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
            Transmittal Code            Answer Back Sign
            ---------------             ----------------
                  144295                144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signature. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information concerning signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the respective markets each Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of such Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the respective Fund's shareholders.

                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Services."

     Fund Exchanges. The Intermediate Bond Fund and Bond Fund will charge a 1% and .10%, respectively, redemption fee upon an exchange of Fund shares where the exchange occurs less than 15 days following the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, the investor, or the investor's Service Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. An investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time by a Fund upon notice to its shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of other eligible funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to the privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon the redemption of such shares.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The information contained in this section is applicable only to the Money Market Fund. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     Valuation of Portfolio Securities.  The information contained in this section is applicable only to the Longer Term Funds. The investments of each Fund are valued each business day by an independent pricing service (the "Service") approved by such Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the relevant Fund's Board. As to each Fund, expenses and fees, including the management fees (reduced by the expense limitation, if any) and fees pursuant to the Service Plan or Shareholder Services Plan, as the case may be, are accrued daily and are taken into account for the purpose of determining the net asset value of such Fund's shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.

                           PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by any Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

     Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

     All Funds. Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended (the "Code").

     Longer Term Funds Only. The Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus.

     In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


     Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.



     If the Fund were treated as entering into "straddles" by reason of its engaging in financial futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses, and long-term capital gains on straddled positions may be recharacterized as short-term capital gains or ordinary income.


     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


     Investment by the Funds in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Performance Information."


     Money Market Fund. For the seven-day period ended May 31, 1998, the Fund's yield was 3.13% and its effective yield was 3.18%. The Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Based upon a combined 1998 Federal, New York State and New York City personal income tax rate of 46.43%, the Fund's tax equivalent yield for the seven-day period ended May 31, 1998 was 5.84%.


     Longer Term Funds. The Intermediate Bond Fund's and Bond Fund's yields for the 30-day period ended May 31, 1998 were 3.87% and 4.19%, respectively. These yields reflects the waiver of a portion of the management fee and/or absorption of certain expense by the Manager, without which the Intermediate Bond Fund's and Bond Fund's 30-day yields for the period ended May 31, 1998 would have been 3.72% and 4.18%, respectively. Current yield for a Longer Term Fund is computed pursuant to a formula which operates as follows: the amount of a Fund's expenses accrued for a 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted.
The current yield is then arrived at by multiplying the result by 2.


     Based upon a combined 1998 Federal, New York State and New York City personal income tax rate of 46.43%, the Intermediate Bond Fund's tax equivalent yield for the 30-day period ended May 31, 1998 was 7.22%, and the Bond Fund's tax equivalent yield for such period was 7.82%. Without the above-referenced absorption be the Manager, the Intermediate Bond Fund's tax equivalent yield for the 30-day period ended May 31, 1998 would have been 6.94% and the Bond Fund's tax equivalent yield for the 30-day period ended May 31, 1998 would have been 7.80%.



     The Intermediate Bond Fund's average annual total return for the one, five and ten year periods ended May 31, 1998 and for the period from June 12, 1987 (commencement of operations) through May 31, 1998 was 8.25%, 5.79% and 7.43%, respectively. The Bond Fund's average annual total return for the one-, five- and ten-year periods ended May 31, 1998 was 9.36%, 5.61% and 7.64%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Intermediate Bond Fund's total return for the period June 12, 1987 (commencement of operations) to May 31, 1998 was 113.89%. The Bond Fund's total return for the period July 26, 1983 (commencement of operations) to May 31, 1998 was 239.74%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     All Funds. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yields noted above represent the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.875% and 4.46%, respectively, have been used. The tax equivalent figure, however, does not reflect the potential effect of local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, each Fund may use hypothetical tax equivalent yields or charts in their advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

     From time to time, advertising materials for a Fund also may refer to or discuss then-current or past economic conditions, developments, and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Longer Term Funds also may refer to Morningstar ratings and related analyses supporting such ratings.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Each Fund share is of one class and has equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual and semi-annual financial statements to all its respective shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Money Market Fund and Intermediate Bond Funds of which they are shareholders. However, each Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instruments entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.



             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended May 31, 1998, the Money Market Fund, Intermediate Bond Fund and Bond Fund paid the Transfer Agent $113,832, $134,225 and $505,387, respectively.


     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Fund's investments. The Bank of New York has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.

          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


     Each Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.




                                 APPENDIX A

                 INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

   RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year on April 1. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.


     For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all government funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million.


     After adjustments for comparability between fiscal years, the adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2% over 1996-97 levels. The average annual growth rate over the last three fiscal years has been 1.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 5.4% from the 1996-97 fiscal year. All Governmental Funds disbursements are projected to increase by 7.0% over the prior fiscal year, after adjustments for comparability.

     The State revised the cash-basis 1997-98 State Financial plan on January 20, 1998, in conjunction with the release of the Executive Budget for the 1998-99 fiscal year. The changes reflect actual results through December 1997, as well as modified economic and spending projections for the balance of the current fiscal year.


     The 1997-98 General Fund Financial Plan continues to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.3 billion over the surplus estimate of $530 million in the October 1997 update. The increase in the surplus results primarily from higher-than-expected tax receipts, which are forecast to exceed the October estimate by $1.28 billion.


     In order to make the surplus available to help finance 1998-99 requirements, the State plans to accelerate $1.18 billion in income tax refund payments into 1997-98, or provide reserves for such payments. The balance in the refund reserve on March 31, 1998 is projected to be $1.647 billion.


     Personal income tax collections for 1997-98 are now projected at $18.50 billion, or $363 million less than projected in October after accounting for the refund reserve transaction. Business tax receipts are projected at $4.98 billion, an increase of $158 million. User tax collections are estimated at $7.06 billion, or $52 million higher than the prior update, and reflected a projected loss of $20 million in sales tax receipts from an additional week of sales tax exemption for clothing and footwear costing less than $500, which was authorized and implemented in January 1998. Other tax receipts are projected to increase by $103 million over the prior update and total $1.09 billion for the fiscal year. Miscellaneous receipts and transfers from other funds are projected to reach $3.57 billion, or $153 million higher than the mid-year update.


     The State projects that disbursements will increase by $565 million over the mid-year update, with nearly the entire increase attributable to one-time disbursements of $561 million that pre-pay expenditures previously scheduled for 1998-99. In the absence of these accelerated payments, projected General Fund spending in the current year would have remained essentially unchanged from the mid-year update. The Governor is proposing legislation to use a portion of the current year surplus to transfer $425 million to pay for capital projects authorized under the Community Enhancement Facilities Assistance Program (CEFAP) that were previously planned to be financed with bond proceeds in 1998-99 and thereafter, and $136 million in costs for an additional Medicaid payment originally schedule for 1998-99.


     The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in
February 1997, the State's adopted budget for   1997-98 increases General
Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by State Division of the Budget ("DOB") to be $270 million, or 0.7% of total General Fund receipts.

     The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

     The 1997-98 Financial Plan also includes: a projected General Fund reserve of $465 million; a projected balance of $400 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.





     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan to be released on or before February 19, 1998.


     The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including prepayments) for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89%. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5%. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6% from the prior fiscal year.


     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Results--1996-97 Fiscal Year. The State completed its 196-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.


GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds.


GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

     The State completed its 1994-95 fiscal year with a combined
Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.20 billion, an increase of $2.16 billion from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $35.17 billion, an increase of $2.23 billion from the total in the prior fiscal year.


     The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund ("TSRF"), after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the Contingency Reserve Fund ("CRF"). This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program as was required to be on deposit as of March 31, 1997.

     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, and increase of 0.7% from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years ended March 31, 1997, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

     The Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal agents that are legally restricted, either by the legislative or outside parties, to expenditures for specified purposes. Disbursements from Special Revenue Funds increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs. Although activity in this fund type is expected to comprise approximately 42% of total governmental funds receipts in the 1997-98 fiscal year, three-quarters of that activity relates to federally-funded programs. Projected receipts in this fund type for the 1997-98 fiscal year total $28.22 billion, an increase of $2.51 billion (9.7%) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3%) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the MTA funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.


     The Capital Projects Funds are used to finance the acquisition, construction or rehabilitation of major state capital facilities and to aid local government units and Agencies in financing capital construction. Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

     In the 1997-98 fiscal year, activity in these funds is expected to comprise 5% of total governmental receipts.

     Total receipts in this fund type for the 1997-98 fiscal year are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3%) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27%) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29%), public authority bond proceeds (31%), general obligation bond proceeds (15%), and pay-as-you-go revenues (25%).

     The Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements.


     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund. This fund type is expected to comprise 4% of total governmental fund receipts and 4.7% of total government disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-998 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $641 million or 25.3%, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65% of these payments.

     The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payments of projected debt service on LGAC bonds.

     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $83 million in COPs during the State's 1997-98 fiscal year for equipment purchases, and approximately $1.8 billion in borrowing by public authorities pursuant to lease purchase and contractual obligation financing for capital programs of the state. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.


     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

     At September 30, 1996, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $75.4 billion as of September 30, 1996. As of March 31, 1997, aggregate Agency debt outstanding as State-supported debt was $32.8 billion and as State-related was $37.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.


     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $2.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program, which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.


     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State, other than the City, was approximately $19 billion. A small portion (approximately $102.3 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range, potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

     During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

     State Economic and Demographic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.


     At the state level, moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income is estimated to grow by 5.4% in 1997, fueled in part by a continued large increase in financial sector bonus payment, and is projected to grow 4.7% in 1998 and 4.4% in 1998. Increase in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the law few years. Overall employment growth is expected to continue at a modest reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.


                                 APPENDIX B


         Description of S&P, Moody's & Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                              BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                              SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                              SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                              SP-3

     The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                              A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Municipal Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                              Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     For bond issues in the health care, higher education and other not-for-profit sectors, Moody's provides numerical modifiers 1, 2 and 3 to the generic rating categories Aa through B; the modifier 1 indicates that the issue ranks in the higher end of the generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic rating category; and the modifier 3 indicates that the issue is in the low end of the generic rating category. For all other municipal bonds, Moody's provides either a generic rating or a rating with the numerical modifier 1 for the rating categories Aa through B, with the latter indicating that the issue ranks in the higher end of the rating category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                          MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                          MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                          MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                          MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
_______________________________
        * Includes notes rated within the highest grades by Moody's, S&P or Fitch, which, together with Municipal Obligations rated Baa/BBB, are taken into account at the time of a purchase to ensure that the portfolios of the Intermediate Bond Fund and Bond Fund (collectively, the "Longer Term Funds") meet the 80% minimum quality standard discussed in the Prospectus.






               DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND


                         PART C. OTHER INFORMATION
                         _________________________

Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

                   Condensed Financial Information


                   For the each of the ten years period ended May 31, 1998.



               Included (by reference) in Part B of the Registration Statement for the Fund:

                   Statement of Investments--as of May 31, 1998.

                   Statement of Assets and Liabilities--as of May 31, 1998.

                   Statement of Operations--year ended May 31, 1998.

                   Statement of Changes in Net Assets--for the years ended
                    May 31, 1997 and 1998.

                   Financial Highlights - for each of the years ended May 31, 1994, 1995, 1996, 1997 and 1998.

                   Notes to Financial Statements.

                   Report of Ernst & Young LLP, Independent Auditors, dated July 7, 1998.





All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are incorporated by reference in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   ______________________________________________________


(b)       Exhibits:

(1)(a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

(1)(b)    Articles of Amendment are incorporated by reference to Exhibit
          (1)(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

(2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on July 20, 1994.

(4) Registrant's Specimen share certificate is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 1, 1987.

(5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the
          Registration Statement on Form N-1A, filed on August 31, 1995.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on August 31, 1995.

(8)(a) Registrant's Amended and Restated Custody Agreement with The Bank of New York is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

(8)(b) Registrant's Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No.
          14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

(9)       Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on August 31, 1995.

(10) Registrant's Opinion of Counsel of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   ______________________________________________________



(11)      Registrant's Consent of Ernst & Young LLP, Independent Auditors.

(16) Registrant's Schedule of Calculation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on July 20, 1994.

(17)      Financial Data Schedule.

          Other Exhibits

                  (a) Powers of Attorney of Board members are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

                  (b) Power of Attorney of Officer is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

                  (c) Registrant's Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996.

Item 25.       Persons Controlled by or under Common Control with
               Registrants

          Not Applicable.


Item 26.  Number of Holders of Securities of the Fund.


                                        Number of Record
             Title of Class             Holders as of September 18, 1998




            Shares of beneficial interest
            (par value $.001 per share)              6,189




Item 27.  Indemnification

          Reference is made Article EIGHTH of the Agreement and Declaration of Trust, as amended, incorporated by reference to
          Exhibit 1 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 27, 1996. The application of these provisions is limited by Article 10 of the By-Laws of the Fund, incorporated by reference as Exhibit 2 of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on July 20, 1994, and by the

Item 27.  Indemnification    (continued)

          following undertaking set forth in the rules promulgated by the Securities and Exchange Commission.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 13 to the Registration Statement under the Securities Act of 1933 on August 31, 1995.


Item 28. Business and Other Connections of the Fund's Investment Adviser

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as distributor of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as sub-investment adviser and administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus             Other Businesses
_________________        ________________

W. KEITH SMITH           Senior Vice Chairman:
Chairman of the               Mellon Bank, N.A.*;
Board                    President and Director:
                              The Bridgewater Land Co., Inc.**;
                              Mellon Preferred Capital Corporation**;
                              TBC Securities Co., Inc.**;
                              Wellington-Medford II Properties, Inc.**;
                         Chairman, President and Chief Executive Officer:
                              Shearson Summit Euromanagement, Inc.*;
                              Shearson Summit EuroPartners, Inc.*;
                              Shearson Summit Management, Inc.*;
                              Shearson Summit Partners, Inc.*;
                              Shearson Venture Capital, Inc.*;
                         Chairman and Chief Executive Officer:
                              The Boston Company, Inc.**;
                              Boston Safe Deposit and Trust Company**;
                              Boston Group Holdings, Inc.**;
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405;
                              The Boston Company Asset Management, Inc.**;
                              Mellon Europe Limited
                              London, England;
                              Mellon Global Investing Corp.*;
                              Mellon Accounting Services, Inc.*;
                              MGIC-UK Ltd.;
                              Mellon Capital Management Corporation***;
                         Chairman:
                              Mellon Financial Company*;
                              Buck Consultants, Inc.
                              1 Pennsylvania Plaza, 29th Floor
                              New York, New York 10019;
                         Director and Vice Chairman:
                              Mellon Financial Services Corporation*;
                              Mellon Bank Corporation*;
                         Trustee:
                              Laurel Capital Advisors, LLP*;
                              Mellon Equity Associates, LLP*;
                              Mellon Bond Associates, LLP*;
                         Past Director:
                              Access Capital Strategies Corp.
                              124 Mount Auburn Street
                              Suite 200 North
                              Cambridge, MA 02138

W. KEITH SMITH           Past Trustee:
Chairman of the Board         Franklin Portfolio Associates Trust
(continued)                   2 International Place, 22nd Floor
                              Boston, MA 02110

MANDELL L. BERMAN        Real estate consultant and private investor:
Director                      29100 Northwestern Highway, Suite 370
                              Southfield, Michigan 48034

BURTON C. BORGELT        Director:
Director                      Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405;
                              DeVlieg-Bullard, Inc.
                              1 Gorham Island
                              Westport, Connecticut 06880;
                              Mellon Bank Corporation*;
                              Mellon Bank, N.A.*

FRANK V. CAHOUET         Chairman of the Board, President and
Director                 Chief Executive Officer:
                              Mellon Bank Corporation*;
                         Director:
                              Avery Dennison Corporation
                              150 North Orange Grove Boulevard
                              Pasadena, California 91103;
                              Saint-Gobain Corporation
                              750 East Swedesford Road
                              Valley Forge, Pennsylvania 19482;
                              Alleghany Teledyne, Inc.
                              1901 Avenue of the Stars
                              Los Angeles, California 90067;
                         Past Chairman, President and Chief Executive Officer:
                              Mellon Bank, N.A.*

STEPHEN E. CANTER        Chairman and President:
Vice Chairman,                Dreyfus Investment Advisors, Inc.****;
Chief Investment         Director:
Officer, and a                The Dreyfus Trust Company+;
Director                 Acting Chief Executive Officer:
                              Founders Asset Management, Inc.
                              2930 E. 3rd Avenue
                              Denver, CO 80206

CHRISTOPHER M. CONDRON   President and Chief Operating Officer:
President, Chief              Mellon Bank, N.A.*;
Executive Officer,       President and Director:
Chief Operating               Boston Safe Advisors, Inc.**;
Officer and a            Vice-Chairman and Director:
Director                      Mellon Bank Corporation*;
                              The Boston Company, Inc.**;
                         Director:
                              Certus Asset Advisors Corporation++;
                              Mellon Capital Management Corporation***;
                              Boston Safe Deposit and Trust Company**;
CHRISTOPHER M. CONDRON   Past President and Director:
President, Chief              The Boston Company Financial Services, Inc.**;
Executive Officer,            Boston Safe Deposit and Trust Company**;
Chief Operating          Past President:
Officer and a Director        The Boston Company Financial Strategies,
(continued)                   Inc.**;
                         Acting Chief Executive Officer:
                              Founders Asset Management, Inc.
                              Denver, CO
                         Past Director:
                              Mellon Preferred Capital Corporation**;
                              Access Capital Strategies Corp.
                              124 Mount Auburn Street
                              Suite 200 North
                              Cambridge, MA 02138;
                         Past Chairman, President, and Chief Executive Officer:
                              The Boston Company Asset Management, Inc.**;
                         Past Partner Representative:
                              Pareto Partners
                              271 Regent Street
                              London, England W1R 8PP;
                         Past Trustee:
                              Franklin Portfolio Associates Trust
                              2 International Place, 22nd Floor
                              Boston, MA. 02710;
                              Mellon Bond Associates, LLP*;
                              Mellon Equity Associates, LLP*;

LAWRENCE S. KASH         Executive Vice President:
Vice Chairman-                Mellon Bank, N.A.*;
Distribution and a       Chairman, President and Director:
Director                      The Dreyfus Consumer Credit Corporation****;
                         Trustee, President and Chief Executive Officer:
                              Laurel Capital Advisors, LLP*;
                         Director:
                              Dreyfus Investment Advisors, Inc.****;
                              Seven Six Seven Agency, Inc.****;
                         President and Director:
                              Dreyfus Service Corporation+;
                              Dreyfus Precious Metals, Inc.+;
                              Dreyfus Service Organization, Inc.****;
                              The Boston Company, Inc.**;
                              Boston Group Holdings, Inc.**;
                         Chairman and Chief Executive Officer:
                              Dreyfus Brokerage Services, Inc.
                              401 North Maple Avenue
                              Beverly Hills, CA 90210;
                         Chairman, President and Chief Executive Officer:
                              The Dreyfus Trust Company+;
                              The Boston Company Advisors, Inc.
                              Wilmington, DE.

J. DAVID OFFICER         Director:
Vice Chairman                 Dreyfus Financial Services Corporation*****;
and a Director                Dreyfus Investment Services Corporation*****;
J. DAVID OFFICER              Mellon Trust of Florida
Vice Chairman                 2875 Northeast 191st Street
and a Director                North Miami Beach, Florida 33180;
(continued)                   Mellon Preferred Capital Corporation**;
                              Boston Group Holdings, Inc.**;
                              Mellon Trust of New York
                              1301 Avenue of the Americas - 41st Floor
                              New York, New York 10019;
                              Mellon Trust of California
                              400 South Hope Street
                              Los Angeles, California 90071-2806;
                              Dreyfus Insurance Agency of Massachusetts, Inc.
                              53 State Street
                              Boston, Massachusetts 02109;
                         Executive Vice President:
                              Dreyfus Service Corporation****;
                              Mellon Bank, N.A.*;
                         Vice Chairman and Director:
                              The Boston Company, Inc.**;
                         President and Director:
                              RECO, Inc.**;
                              The Boston Company Financial Services, Inc.**;
                              Boston Safe Deposit and Trust Company**;

RICHARD F. SYRON         Chairman of the Board and Chief Executive Officer:
Director                      American Stock Exchange
                              86 Trinity Place
                              New York, New York 10006;
                         Director:
                              John Hancock Mutual Life Insurance Company
                              John Hancock Place, Box 111
                              Boston, Massachusetts 02117;
                              Thermo Electron Corporation
                              81 Wyman Street, Box 9046
                              Waltham, Massachusetts 02254-9046;
                              American Business Conference
                              1730 K Street, NW, Suite 120
                              Washington, D.C. 20006;
                         Trustee:
                              Boston College - Board of Trustees
                              140 Commonwealth Ave.
                              Chestnut Hill, Massachusetts 02167-3934

RONALD P. O'HANLEY III   Director:
Vice Chairman                 The Boston Company Asset Management, LLC**;
                              TBCAM Holding, Inc.**;
                              Franklin Portfolio Holdings, Inc.
                              Two International Place - 22nd Floor
                              Boston, Massachusetts 02110;
                              Mellon Capital Management Corporation***;
                              Certus Asset Advisors Corporation++;
                              Mellon-France Corporation***;
                         Chairman and Director:
                              Boston Safe Advisors, Inc.**;
RONALD P. O'HANLEY III   Partner Representative:
Vice Chairman                 Pareto Partners
(continued)                   271 Regent Street
                              London, England W1R 8PP;
                         Chairman and Trustee:
                              Mellon Bond Associates, LLP*;
                              Mellon Equity Associates, LLP*;
                         Trustee:
                              Laurel Capital Advisors, LLP*;
                         Chairman, President and Chief Executive Officer:
                              Mellon Global Investing Corp.*;
                         Partner:
                              McKinsey & Company, Inc.
                              Boston, Massachusetts

WILLIAM T. SANDALLS, JR. Chairman and Director:
Executive Vice President      Dreyfus Transfer, Inc.
                              One American Express Plaza
                              Providence, Rhode Island 02903;
                         President and Director:
                              Dreyfus-Lincoln, Inc.
                              4500 New Linden Hill Rd.
                              Wilmington, DE 19808;
                         Executive Vice President and Chief Financial Officer:
                              Dreyfus Service Corporation****;
                         Executive Vice President, Treasurer and Director:
                              Dreyfus Service Organization, Inc.****;
                         Director and Treasurer:
                              Dreyfus Investment Advisors, Inc.****;
                              Seven Six Seven Agency, Inc.****;
                              Dreyfus Precious Metals, Inc.+;
                         Director, Vice President and Treasurer:
                              The Dreyfus Consumer Credit Corporation****;
                              The TruePenny Corporation****
                         Director, Treasurer and Chief Financial Officer:
                              The Dreyfus Trust Company+;
                         Past Director and President:
                              Lion Management, Inc.****;
                              Dreyfus Partnership Management, Inc.****;
                         Past Director and Executive Vice President:
                              Dreyfus Service Organization, Inc.****;
                         Past Director and Treasurer:
                              Dreyfus Personal Management, Inc.****

MARK N. JACOBS           Director:
Vice President,               Dreyfus Service Organization, Inc.****;
General Counsel               The Dreyfus Trust Company+;
and Secretary                 Dreyfus Investment Advisors, Inc.****;
                         Director and President:
                              The TruePenny Corporation****;
                         Past Director, Vice President and Secretary:
                              Lion Management, Inc.****
                         Past Secretary:
                              The TruePenny Corporation****;
                              Dreyfus Investment Advisers****

PATRICE M. KOZLOWSKI     None
Vice President-
Corporate Communications

MARY BETH LEIBIG         None
Vice President-
Human Resources

ANDREW S. WASSER         Vice President:
Vice President-               Mellon Bank Corporation*
Information Services

JAMES BITETTO            Secretary:
Assistant Secretary           The TruePenny Corporation****;
                         Assistant Secretary:
                              Dreyfus Service Corporation****;
                              Dreyfus Investment Advisers, Inc.****;
                              Dreyfus Service Organization, Inc.****

STEVEN F. NEWMAN         Vice President, Secretary and Director:
Assistant Secretary           Dreyfus Transfer, Inc.
                              One American Express Plaza
                              Providence, Rhode Island 02903;
                         Secretary:
                              Dreyfus Service Organization, Inc.****

Wendy Strutt             None
Vice President

Richard Terres           None
Vice President

William H. Maresca       Director:
Controller                    The Dreyfus Trust Company+;
                         Chief Financial Officer:
                              Dreyfus Transfer, Inc.
                              One American Express Plaza
                              Providence, Rhode Island 02903;
                         Assistant Treasurer:
                              Dreyfus Service Organization, Inc.****

______________________________________
* The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
** The address of the business so indicated is One Mellon Bank Place, Boston, Massachusetts, 02108.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco CA 94105.
**** The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
***** The address of the business so indicated is Union Trust Building,
      501 Grant Street, Pittsburgh, PA 15259.
+ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144.
++ The address of the business so indicated is One Bush Street, Suite 450, San Francisco, CA. 94104.




Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management Funds
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Index Funds, Inc.
29)       Dreyfus Institutional Money Market Fund
30)       Dreyfus Institutional Preferred Money Market Fund
31)       Dreyfus Institutional Short Term Treasury Fund
32)       Dreyfus Insured Municipal Bond Fund, Inc.
33)       Dreyfus Intermediate Municipal Bond Fund, Inc.
34)       Dreyfus International Funds, Inc.
35)       Dreyfus Investment Grade Bond Funds, Inc.
36)       Dreyfus Investment Portfolios
37)       The Dreyfus/Laurel Funds, Inc.
38)       The Dreyfus/Laurel Funds Trust
39)       The Dreyfus/Laurel Tax-Free Municipal Funds
40)       Dreyfus LifeTime Portfolios, Inc.
41)       Dreyfus Liquid Assets, Inc.
42)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
43)       Dreyfus Massachusetts Municipal Money Market Fund
44)       Dreyfus Massachusetts Tax Exempt Bond Fund
45)       Dreyfus MidCap Index Fund
46)       Dreyfus Money Market Instruments, Inc.
47)       Dreyfus Municipal Bond Fund, Inc.
48)       Dreyfus Municipal Cash Management Plus
49)       Dreyfus Municipal Money Market Fund, Inc.
50)       Dreyfus New Jersey Intermediate Municipal Bond Fund
51)       Dreyfus New Jersey Municipal Bond Fund, Inc.
52)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
53)       Dreyfus New Leaders Fund, Inc.
54)       Dreyfus New York Insured Tax Exempt Bond Fund
55)       Dreyfus New York Municipal Cash Management
56)       Dreyfus New York Tax Exempt Bond Fund, Inc.
57)       Dreyfus New York Tax Exempt Intermediate Bond Fund
58)       Dreyfus New York Tax Exempt Money Market Fund
59)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
60)       Dreyfus 100% U.S. Treasury Long Term Fund
61)       Dreyfus 100% U.S. Treasury Money Market Fund
62)       Dreyfus 100% U.S. Treasury Short Term Fund
63)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
64)       Dreyfus Pennsylvania Municipal Money Market Fund
65)       Dreyfus Premier California Municipal Bond Fund
66)       Dreyfus Premier Equity Funds, Inc.
67)       Dreyfus Premier International Funds, Inc.
68)       Dreyfus Premier GNMA Fund
69)       Dreyfus Premier Worldwide Growth Fund, Inc.
70)       Dreyfus Premier Insured Municipal Bond Fund
71)       Dreyfus Premier Municipal Bond Fund
72)       Dreyfus Premier New York Municipal Bond Fund
73)       Dreyfus Premier State Municipal Bond Fund
74)       Dreyfus Premier Value Fund
75)       Dreyfus Short-Intermediate Government Fund
76)       Dreyfus Short-Intermediate Municipal Bond Fund
77)       The Dreyfus Socially Responsible Growth Fund, Inc.
78)       Dreyfus Stock Index Fund, Inc.
79)       Dreyfus Tax Exempt Cash Management
80)       The Dreyfus Third Century Fund, Inc.
81)       Dreyfus Treasury Cash Management
82)       Dreyfus Treasury Prime Cash Management
83)       Dreyfus Variable Investment Fund
84)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
85)       General California Municipal Bond Fund, Inc.
86)       General California Municipal Money Market Fund
87)       General Government Securities Money Market Fund, Inc.
88)       General Money Market Fund, Inc.
89)       General Municipal Bond Fund, Inc.
90)       General Municipal Money Market Fund, Inc.
91)       General New York Municipal Bond Fund, Inc.
92)       General New York Municipal Money Market Fund



(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address       the Distributor                      Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Compliance     Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Treasurer and Chief Financial        and Assistant
                       Officer                              Treasurer

Mary A. Nelson+        Vice President                       Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+         Vice President                       None

Jean M. O'Leary+       Assistant Secretary and              None
                       Assistant Clerk

John W. Gomez+         Director                             None

William J. Nutt+       Director                             None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To file a post-effective amendment, using financial statements which need not be certified, within four to six months, from the effective date of Registrant's 1933 Act Registration Statement with respect to the Registrant's Dreyfus Technology Growth Fund.

  (2) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (3) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of September, 1998.

                DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

              BY:  /s/Marie E. Connolly*
                   __________________________________________
                   Marie E. Connolly, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                   Title                          Date
__________________________      _______________________________   _________


/s/Marie E. Connolly*           President and Treasurer              9/24/98
______________________________  (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)



/s/Joseph S. DiMartino*         Chairman of the Board                9/24/98
_____________________________
Joseph S. DiMartino


/s/David W. Burke*              Board member                         9/24/98
______________________________
David W. Burke


/s/Samuel Chase*                Board member                         9/24/98
_____________________________
Samuel Chase


/s/Gordon J. Davis*             Board member                         9/24/98
_____________________________
Gordon J. Davis


/s/Joni Evans*                  Board member                         9/24/98
_____________________________
Joni Evans


/s/Arnold S. Hiatt*             Board member                         9/24/98
_____________________________
Arnold S. Hiatt



/s/Burton N. Wallack*           Board member                         9/24/98
_____________________________
Burton N. Wallack


*BY:     __________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact


                              INDEX OF EXHIBITS


     Exhibit No.

     24 (b)(11)               Consent of Ernst & Young LLP
     24 (b)(17)               Financial Data Schedule